UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 4, 2003
                                                          ----------------


                                  CARMAX, INC.


             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
-------------                   ------------                   ----------
(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                  23060
-----------------------------------                                  -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422

Item 12.             Results of Operations and Financial Condition
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                     The registrant issued a press release on December 4, 2003, announcing its third quarter sales and its fiscal year 2005 superstore opening plans. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 12.

                     The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2)of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the registrant's filings with the U.S. Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.


                     Exhibit Index
                     -------------
                     99.1 Press release, dated December 4, 2003, issued by CarMax, Inc., entitled "CarMax Reports Third Quarter Sales and Announces Fiscal Year 2005 Superstore Opening Plans."

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith Browning
                                             ------------------
                                             Keith Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  December 4, 2003